UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 21, 2005

                           SOUTHWEST COMMUNITY BANCORP

             Incorporated Under the Laws of the State of California


         000-50545                                 30-0136231
Commission File Number                   I.R.S Employer Identification Number

                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13.e-4(c))

 Item 8.01.   Other Events

         On September 21, 2005, our Board of Directors declared a cash dividend of $0.05 per share of our common stock, payable on October 20, 2005, to shareholders of record on October 5, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

         Not Applicable.

(b)  Pro Forma Financial Information

         Not Applicable.

(c)  List of Exhibits

99.1 Copy of press release of Southwest Community Bancorp announcing declaration of a $0.05 per share cash dividend payable on October 20, 2005.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  SOUTHWEST COMMUNITY BANCORP

DATE: September 22, 2005                       /s/ Frank J. Mercardante
                                       By:_____________________________
                                                   Frank J. Mercardante
                                                Chief Executive Officer